UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 10, 2015

TransEnterix, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 10, 2015, the underwriters of the TransEnterix, Inc. (the "Company") June 2015 public offering of common stock partially exercised the option to purchase additional shares granted to the underwriters to purchase 2,075,000 additional shares of the Company’s common stock at a public offering price of $3.00 per share. A copy of the press release announcing the exercise is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement by and among TransEnterix, Inc. and Stifel Nicolaus
& Company, Incorporated and RBC Capital Markets, LLC dated June 11, 2015
(incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K dated June 11, 2015).

5.1 Opinion of Ballard Spahr LLP

99.1 Press Release of TransEnterix, Inc., issued July 13, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransEnterix, Inc.

July 13, 2015	By:	/s/ Joseph P. Slattery

Name: Joseph P. Slattery
Title: EVP and CFO

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Exhibit Index

Exhibit No.	Description

5.1	Opinion of Ballard Spahr LLP
99.1	TransEnterix Press Release issued July 13, 2015